[FACE OF CERTIFICATE]


COMMON STOCK                                                    COMMON STOCK
PAR VALUE $0.001                                                PAR VALUE $0.001


                                [GRAPHIC OMITTED]

THIS CERTIFICATE IS TRANSFERABLE IN          CUSIP
THE CITY OF WILMINGTON, DELAWARE             SEE REVERSE FOR CERTAIN DEFINITIONS
OR NEW YORK, NEW YORK



                          THE GREATER CHINA FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


This Certifies that




is the owner of



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

The Greater China Fund Inc., (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.


DATED:


                                [Corporate Seal]

COUNTERSIGNED AND REGISTERED:                  /s/ Ronald G.M. Watt
         PFPC INC.                                                     PRESIDENT
(WILMINGTON, DE)    TRANSFER AGENT
                     AND REGISTRAR.            /s/ Paul H. Schubert
                                                                       TREASURER
BY

                    AUTHORIZED SIGNATURE
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[REVERSE OF CERTIFICATE]





                                                THE GREATER CHINA FUND, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM   --as tenants in common                                UNIF GIFT MIN ACT--..........Custodian...........
     TEN ENT   --as tenants by the entireties                                             (Cust)             (Minor)
     JT TEN    --as joint tenants with right of                                         under Uniform Gifts to Minors
                 survivorship and not as tenants
                 in common                                                             Act............................
                                                                                                    (State)
                     Additional abbreviations may also be used though not in the above list.

         For value received, ____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFICATION NUMBER OF ASSIGNEE
  --------------------------------------
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                  Please print or typewrite name and address including postal zip code of assignee

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 -------------------------------------------------------------------------------------------------------------- shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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 Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

 Dated, ________________________________



                    --------------------------------------------------------------------------------------------------
                    NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.
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